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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004.

Item 1.     Longleaf Partners Funds Semi-Annual Report at June 30, 2004.

LONGLEAF PARTNERS FUNDS SM

SEMI-ANNUAL REPORT

at June 30, 2004

PARTNERS FUND

INTERNATIONAL FUND

SMALL-CAP FUND

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

Cautionary Statement

One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. The P/V is asset-weighted and does not include cash. Investors should not place sole reliance on the P/V as a means to assess the return opportunity in a Fund, since the P/V is a quantitative measure only, and does not consider qualitative factors, such as the nature of the businesses in the portfolio, the capabilities of management teams, or how much individual companies’ worth might grow in the future. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool, as well as a Fund’s cash level, should be considered along with other factors relevant to each investor.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)
Management Discussion	5
Performance History and Portfolio Summary	7
Portfolio of Investments	8

Longleaf Partners International Fund (International Fund)
Management Discussion	11
Performance History and Portfolio Summary	13
Portfolio of Investments	14

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	17
Performance History and Portfolio Summary	19
Portfolio of Investments	20
Financial Statements and Footnotes	22
Financial Highlights	32
Service Directory	35

Longleaf Partners Funds

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

During the second quarter two of the three Longleaf Partners Funds exceeded their benchmark indices. Year-to-date all three Funds are in positive territory.

	Second Quarter	Year-to-Date

Partners Fund	1.9%	3.1%
S&P 500 Index	1.7	3.4

International Fund	(0.2)	6.3
EAFE Index	0.2	4.6

Small-Cap Fund	3.6	5.2
Russell 2000 Index	0.5	6.8

Impressive value growth

Over the last six months the corporate value growth in the three Longleaf portfolios has outpaced the movement in the businesses’ respective stock prices. Most of the companies we own are building intrinsic worth at double-digit annualized rates. Rising revenues, particularly at those companies with high fixed cost structures, have helped drive value growth as high as a 20% annualized rate at some holdings.

Growing intrinsic values have improved our return opportunities. Many of our corporate values have risen faster than their corresponding share prices in the first half of 2004, and therefore price-to-value ratios have declined. As a result, not only have all three Funds delivered positive returns over the last six months, but our expected future returns have also increased.

All three Funds are closed to new investors

The market has recognized the improved economics at some investees, and we have sold businesses as they have approached our appraisals. We continue to struggle finding new investments that qualify, and cash in the three Funds ranges between 25-30%. Because of rising cash reserves and nothing on the front burner to buy, Longleaf Partners Fund closed to new investors effective July 16, 2004. All three Funds are now closed, and while the Small-Cap Fund will never reopen, the Partners Fund and International Fund will remain closed until having new cash inflows will once again benefit existing shareholders.

Over time we will find incremental names to invest the cash. A market correction could help our efforts. At 19X forward earnings on the S&P 500 the U.S. market appears fully priced, although not materially overpriced. We will continue to

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

work hard to find anomalies. We hope for more volatility than the negligible amount we have seen in recent quarters. Volatility can offer as much opportunity to buy mispriced companies in certain industries as an overall bear market provides. The rapid value growth discussed above is not limited to the holdings of Longleaf. We could get the opportunity to buy a company whose value has built significantly while its price has remained flat.

New Chairman elected

The SEC recently voted 3 to 2 to require that the chairman of a mutual fund be independent from the advisor. Those who attended the Longleaf shareholder presentation in May or who listened on the web site know that the Trustees previously addressed this issue. Prior to the SEC’s decision, Mason offered to resign as Chairman to allow an independent director to fill the role so that there could be no question of conflict of interest. The Trustees determined that the change would be form over substance at Longleaf since Mason had represented shareholders’ interests well, and since independent Trustees already controlled the board with 75% of the votes. With the SEC’s decision the Board moved quickly to implement the required change and on June 30th unanimously elected Perry Steger as Chairman of the Longleaf Partners Funds.

Perry has been a significant shareholder of Longleaf for many years and a Trustee for the last three. He not only has a strong personal incentive to act in shareholder interests, but has demonstrated a keen understanding of Southeastern’s investment approach. As the youngest Trustee at 42, Perry will give shareholders continuity for many years. As Longleaf’s largest shareholder group, we are confident that Perry will make an excellent independent Chairman.

Chief Compliance Officer is in place

The SEC also recently required that by October 5th all mutual funds name a Chief Compliance Officer who reports to the Trustees. After looking at a number of qualified candidates, Southeastern hired John (“Jake”) McFadden with the independent Trustees’ unanimous approval. Jake is an attorney with years of experience in securities regulatory matters and investment advisory requirements. As mandated by the SEC, Jake will monitor the policies and procedures that Southeastern has in place for the Funds to insure that rules are followed, shareholders are treated fairly, and Trustees are kept informed. While we are confident in Southeastern’s current set of systems and controls, we look forward to Jake’s input and the value he will add. Ongoing improvements and enhancements are welcome. Perhaps the most important thing for our partners to know

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

about Jake is that he and his family have been long-time, significant Longleaf owners. His interests are properly in sync with yours.

The owner-operator partnership model aligns interests

As regulatory scrutiny grows, the merits of Southeastern’s owner-operator partnership model are ever more obvious. Many of the issues that the SEC is reviewing emerged because managers had different and sometimes opposing interests from their shareholders. Since Southeastern’s Code of Ethics requires employees to use the Longleaf Partners Funds for common stock investments, we are the largest ownership group across the Funds and our incentives are aligned with all Fund investors. When we make mistakes, they are not the result of a conflict of interest. We have tremendous incentive to find better ways both to operate and invest. We welcome any suggestions you may have.

We wish you all a safe and happy summer.

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

(Intentionally Left Blank)

Partners Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund rose 1.9% in the second quarter versus the S&P 500 Index’s 1.7%. In the first six months of 2004 the Fund was up 3.1%, close to the S&P’s 3.4%. The Fund’s returns, which were below our annual goal of inflation plus 10%, masked the progress many of our holdings made in building value. The growth in value improved our return opportunity in the Fund’s equities by helping to lower the price-to-value ratio from the mid-70%’s at the beginning of the year to the low-70%’s six months later.

FedEx contributed meaningfully to the Fund’s return both in the second quarter and the first half, rising 9% and 21%, respectively. The company continued to see growing revenues and margins in its Express business, particularly in international shipping. The ground and freight businesses also reported improved results. Increased top line growth over the largely fixed cost base led to expansion of free cash flow, and our appraisal of the company expanded likewise.

Three other stocks, Vivendi, Aon, and NipponKoa, also significantly augmented the Fund’s six month return. Most of the price increase of each occurred in the first quarter of the year. Vivendi’s ongoing restructuring continued to lower debt and enhance results. Aon grew operating income and projected significant margin improvement in 2004. NipponKoa’s price fell slightly over the last three months, but the stock’s 18% year-to-date rise reflected continued strength in both its underwriting and investment operations, which benefited from the rise of Japan’s equity market.

Over the last three months both lodging stocks in the portfolio, Marriott and Hilton, rose substantially. Occupancy and room rates continued to improve as travel, particularly business travel, returned to vibrancy. These two companies were the largest contributors to the Fund’s second quarter return, and with their recent rise, have also had a positive impact on year-to-date performance.

Level 3 detracted from the Partners Fund’s return both for the first half and in the last three months. Early in the year the company reduced expectations in its managed modem business because of the decline in AOL’s dial-up traffic. Price competition continued to neutralize the rapidly growing Internet Protocol (IP) volume. In response to Level 3’s announcements in the first quarter, we reduced our appraisal to reflect lower cash flow in 2004, but our long-term assessment of the company and its prospects remained sanguine. We believe that expanding capacity utilization from both broadband customers and new services such as voice-over-IP will create firmer pricing in the next few years, and that Level 3 is strongly positioned to be a low cost beneficiary.

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Because we have scaled back and sold several holdings and have found no qualifying new investments in 2004, cash has risen to 25% (after adjusting for the settlement of a pending Treasury Bill purchase). We are closing the Fund to new investors until we believe that new cash would once again benefit existing shareholders; that would be the case if we had the requisite qualifying and underpriced investments to accommodate current and additional cash resources. Most of our partners know that the Fund has been closed twice before under similar circumstances, from September 1995 – October 1998, and from June 1999 – February 2000. In each case, exercising patience and controlling growth in the interim rewarded shareholders, i.e. opportunities evolved. We expect this time to be no different.

Partners Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended June 30, 2004

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

Year-to-Date	3.07%	7.93%	3.44%
One Year	20.33	13.27	19.11
Five Years	7.38	12.68	(2.20)
Ten Years	14.65	12.51	11.83

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 26.5% of Net Assets)

Vivendi Universal SA (EX FP and V)	6.0%
French conglomerate with numerous entertainment, media and telecommunications assets.

The Walt Disney Corporation (DIS)	5.5%
A media and entertainment company consisting of ESPN and other cable channels, the ABC Network, T.V. stations, theme parks, and movie studios, as well as other assets.

FedEx Corporation (FDX)	5.4%
Integrated air-ground transportation company providing time-definite delivery of packages world wide.

Aon Corporation (AOC)	4.9%
Worldwide insurance brokerage and consulting firm.

Comcast Corporation (CMCSK and CMCSA)	4.7%
Largest broadband cable operator in the U.S. with over 21 million subscribers.

PORTFOLIO CHANGES

January 1, 2004 through June 30, 2004

New Holdings	Eliminations

None	Automatic Data Processing, Inc. News Corporation Limited Special ADS Preferred

Partners Fund - PORTFOLIO OF INVESTMENTS

at June 30, 2004 (Unaudited)

Shares			Value

Common Stock 74.3%
		Automobiles 4.4%
8,100,000		General Motors Corporation	$377,379,000
		Beverages 2.7%
16,832,505		Diageo plc (Foreign)	226,967,128
		Broadcasting and Cable 8.4%
1,668,996	*	Comcast Corporation – Class A	46,781,958
12,759,000	*	Comcast Corporation – Class A Special	352,275,990
18,381,099	*	The DIRECTV Group, Inc.	314,316,793

			713,374,741

		Entertainment 5.5%
18,465,000		The Walt Disney Corporation	470,672,850
		Environmental Services 3.7%
10,161,100		Waste Management, Inc.	311,437,715
		Lodging 5.2%
18,050,700		Hilton Hotels Corporation	336,826,062
2,223,200		Marriott International, Inc.	110,893,216

			447,719,278

		Multi-Industry 6.0%
14,386,570	*	Vivendi Universal SA (Foreign)(c)	399,092,099
4,141,900	*	Vivendi Universal SA ADR (Foreign)	115,559,010

			514,651,109

		Natural Resources 3.6%
8,641,100		Pioneer Natural Resources Company(b)	303,129,788
		Property & Casualty Insurance 9.6%
14,627,000		Aon Corporation	416,430,690
61,997,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)	397,726,252

			814,156,942

		Publishing 2.5%
2,973,300		Knight Ridder, Inc.	214,077,600
		Real Estate 2.5%
13,284,900		Trizec Properties, Inc.(b)	216,012,474
		Restaurants 4.3%
9,880,000	*	Yum! Brands, Inc.	367,733,600

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2004 (Unaudited)

Shares			Value

		Technology 4.1%
11,563,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	$311,339,536
1,531,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	41,669,448

			353,008,984

		Telecommunications 6.4%
81,029,000	*	Level 3 Communications, Inc.(b)	287,652,950
3,598,500		Telephone and Data Systems, Inc.	256,213,200

			543,866,150

		Transportation 5.4%
5,615,000		FedEx Corporation(c)	458,689,350

		Total Common Stocks (Cost $4,347,611,556)	6,332,876,709

Principal
Amount

Short-Term Obligations 28.9%
362,573,000	Repurchase Agreement with State Street Bank, 0.40% due 7-1-04, Repurchase price $362,577,029 (Collateralized by U.S. government agency securities)	362,573,000
2,100,000,000	U.S. Treasury Bills, 0.93% – 1.35% due 7-1-04 to 9-30-04	2,096,557,896

	Total Short-Term Obligations	2,459,130,896

Total Investments (Cost $6,806,742,452)(a)	103.2%	8,792,007,605
Other Assets and Liabilities, Net	(3.2)	(273,441,600)

Net Assets	100.0%	$8,518,566,005

Net asset value per share		$30.90

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $2,105,407,716 and $(120,142,563) respectively.
(b)	Affiliated Company. See Note 7.
(c)	All or a portion designated as collateral for forward currency contracts. See Note 10.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 18% of net assets.

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2004 (Unaudited)

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

37,500,000	Euro 9-15-04	$45,572,620	$196,880
256,000,000	Euro 12-13-04	311,050,058	(1,743,178)
25,500,000,000	Japanese Yen 9-15-04	234,549,882	2,196,938
16,286,000,000	Japanese Yen 12-13-04	150,604,118	(2,431,708)

		$741,776,678	$(1,781,068)

See Notes to Financial Statements.

International Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund lost 0.2% in the second quarter compared to a 0.2% return from the EAFE Index. The Fund’s return for the first half was 6.3% versus 4.6% for the EAFE Index.

The second quarter was among the most inactive in our history: we neither bought nor sold meaningful amounts of securities anywhere in the world. This inactivity masked two positive trends for long-term investors. First, corporate values at companies we own and those in our “on deck” circle grew. Second, many markets declined, significantly in some cases. These events held the price-to-value ratio in the Fund under 70% and brought many attractive names within reach. We do not know when we will put our large cash position to work, but we are much closer to doing so now than we were six months ago.

Most stocks in the portfolio were flat in the second quarter. No company accounted for more than a 1% change in the Fund’s portfolio. SkyPerfect, DoCoMo, and NipponKoa were the largest decliners, primarily because the Japanese market pulled back somewhat during the quarter. Renault, Fairfax and Vivendi were the largest contributors as each company continued to deliver on management’s restructuring objectives.

For the entire first half, the biggest contributor to the International Fund’s performance was NipponKoa, while NTT DoCoMo was the largest decliner. Both companies reported strong earnings for the twelve months ended March 31, but DoCoMo indicated that it would sacrifice margins for market share in the upcoming year. While we lowered our appraisal to reflect this margin decline, DoCoMo remained one of our most undervalued holdings. NipponKoa’s appreciation reflected continued strength in both its underwriting and investment operations, which benefited from the rise of Japan’s equity market. Other meaningful contributors to first half performance included most of our Japanese holdings, particularly Millea and NTT, together with Renault and Coors, a new holding discussed in our last report. Few other stocks fell during the half, though Philips and BIL posted modest declines.

China and Japan remain the media darlings in the world of international investing. Countries that were written off eighteen months ago because of SARS and “terminal economic decline” have become must-own markets for global investors. This enthusiasm makes us cautious. There is a kernel of truth in the stories propelling each market: China’s economy is growing rapidly and Japan’s economy seems to have turned a corner. These stories have very different implications for our individual stock selections, which will matter far more than whether we are right or wrong about macro trends. In Japan, the cost cutting and improved governance that we have described for the past five years have finally

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

been joined by some top line growth, or at least a slower rate of revenue decline than we expected. This growth has translated into meaningful profit and value growth at most of our companies. As a result, valuations remain compelling in spite of the dramatic price rises.

China, on the other hand, appears expensive and risky at the company level. Recent IPOs resemble the tech craze in the late 1990s when valuation momentarily became irrelevant. To cite just one example, Ping An, China’s second largest insurance company, recently went public at 4.2X book value. China’s insurance market will certainly grow faster than Japan’s, but we are far more comfortable paying less than book value for well governed, over-capitalized, equity-weighted and profitable Japanese insurers such as Millea and NipponKoa than rolling the dice at 4X book in China. That said, we do participate in China’s growth through our investments in companies such as YUM Brands, Renault, and Philips, all of which have large and expanding Chinese businesses. These companies provide a doubly attractive way to invest in China: we get great managements with a track record we respect together with an exposure to China that is typically ignored by investors who follow index-driven mandates that require investing in China directly.

It is frustrating to sit on large amounts of cash, but we are optimistic that our patience will be rewarded in the long term. Despite the drumbeat of negative news from the Middle East, the future has rarely looked brighter for global investors. Though Chinese businesses are overvalued and under-governed at the moment, the fact that they are available at all to U.S. investors is extraordinary. Even more extraordinary is that India and Eastern Europe are simultaneously racing China towards true market capitalism. This year’s integration of Poland and other Eastern European countries into the European Union has already had practical, positive effects on the moribund labor markets of Germany. More people than ever before are free to work where they want, travel where they wish, and keep what they own. Sooner or later, these countries will produce businesses that we can own at attractive prices.

International Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended June 30, 2004

	International	Inflation	EAFE
	Fund	Plus 10%	Index

Year-to-Date	6.31%	7.93%	4.56%
One Year	30.55	13.27	32.37
Five Years	12.14	12.68	0.02
Since Public Offering 10/26/98	16.39	12.61	2.32

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 28.8% of Net Assets)

The NipponKoa Insurance Company, Ltd. (8754)	7.6%
Japanese provider of both non-life (property/casualty) and life insurance services.

Shaw Communications Inc. (SJR)	5.5%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

Vivendi Universal SA (EX FP)	5.4%
French conglomerate with numerous entertainment, media and telecommunications assets.

Millea Holdings, Inc. (8766)	5.2%
Japan’s largest non-life (property/casualty) insurance company.

Renault SA (RNO FP)	5.1%
Renault makes and finances passenger cars and light commercial vehicles, and owns 44% of Nissan Motor Co.

PORTFOLIO CHANGES

January 1, 2004 through June 30, 2004

New Holdings	Eliminations

Adolph Coors Company – Class B NTT DoCoMo, Inc.	Brascan Corporation Hollinger International Inc. Vivendi Universal SA (ADR only)

International Fund - PORTFOLIO OF INVESTMENTS

at June 30, 2004 (Unaudited)

Shares			Value

Common Stock 69.7%
		Automobiles 5.1%
1,597,000		Renault SA (France)(d)	$121,635,479
		Beverages 3.7%
883,000		Adolph Coors Company – Class B (United States)	63,876,220
1,889,000		Diageo plc (United Kingdom)	25,471,010

			89,347,230

		Broadcasting and Cable 15.4%
2,380,018		The News Corporation Limited (Australia)	21,023,078
1,385,000		The News Corporation Limited ADR (Australia)	49,056,700
2,172,300		Nippon Broadcasting System, Inc. (Japan)(b)(d)	109,695,028
7,808,900		Shaw Communications Inc. – Class B (Canada)(d)	131,267,609
52,233		SKY Perfect Communications Inc. (Japan)(d)	60,315,795

			371,358,210

		Food 3.0%
9,851,000		Ezaki Glico Co., Ltd. (Japan)(b)(d)	71,592,751
		Multi-Industry 7.7%
127,134,000	*	BIL International Limited (Singapore)(b)(d)	54,986,839
4,653,000	*	Vivendi Universal SA (France)(d)	129,077,017

			184,063,856

		Natural Resources 0.2%
3,349,996	*	Gendis Inc. (Canada)(b)(c)	4,922,055
		Property & Casualty Insurance 17.0%
591,500		Fairfax Financial Holdings Limited (Canada)(d)	100,490,591
8,396		Millea Holdings, Inc. (Japan)	124,653,072
28,556,000		The NipponKoa Insurance Company, Ltd. (Japan)(d)	183,193,878

			408,337,541

		Real Estate 2.2%
3,195,000		Trizec Properties, Inc. (United States)	51,950,700
		Restaurants 3.7%
2,418,000	*	Yum! Brands, Inc. (United States)	89,997,960

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2004 (Unaudited)

Shares		Value

	Technology 4.4%
874,500	Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	$23,546,277
3,063,069	Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	83,315,477

		106,861,754

	Telecommunications 7.3%
20,335	Nippon Telegraph and Telephone Corporation (Japan)(d)	108,649,636
37,464	NTT DoCoMo, Inc. (Japan)(d)	66,952,115

		175,601,751

	Total Common Stocks (Cost $1,125,485,517)	1,675,669,287

Principal
Amount

Short-Term Obligations 30.1%
105,131,000	Repurchase Agreement with State Street Bank, 0.40% due 7-1-04, Repurchase price $105,132,168 (Collateralized by U.S. government agency securities)	105,131,000
620,000,000	U.S. Treasury Bills, 0.94% – 1.30% due 7-8-04 to 9-30-04	619,004,581

Total Short-Term Obligations	724,135,581

Total Investments (Cost $1,849,621,098)(a)	99.8%	2,399,804,868
Other Assets and Liabilities, Net	0.2	3,658,265

Net Assets	100.0%	$2,403,463,133

Net asset value per share	$15.00

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $565,596,360 and $(15,412,590), respectively.
(b)	Affiliated company. See Note 7.
(c)	Illiquid security. See Note 8.
(d)	All or a portion designated as collateral on forward currency contracts. See Note 10.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2004 (Unaudited)

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

31,000,000	British Pound 9-15-04	$55,830,621	$65,479
170,000,000	Canadian Dollar 9-15-04	126,651,781	313,378
73,600,000	Euro 12-13-04	89,426,892	(501,163)
37,261,000,000	Japanese Yen 9-15-04	342,727,967	3,019,840
40,580,000,000	Japanese Yen 12-13-04	375,261,888	(6,059,113)

		$989,899,149	$(3,161,579)

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	43.3%	30.2%
France	14.9	10.4
Canada	14.1	9.9
United States	12.3	8.5
Netherlands	6.4	4.4
Australia	4.2	2.9
Singapore	3.3	2.3
United Kingdom	1.5	1.1

	100.0%	69.7

Cash, other assets and liabilities, net		30.3

		100.0%

See Notes to Financial Statements.

Small-Cap Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund had a solid second quarter. The Fund rose 3.6%, outperforming the 0.5% return of the Russell 2000 Index and meeting our annualized absolute goal of inflation plus 10%. For the first half of 2004 Small-Cap was up 5.2% and the Russell 2000 Index added 6.8%.

Coors, the only new addition to the portfolio this year, was the largest contributor to the Fund’s first half return, rising over 30% since we purchased the stock beginning in mid-January. Most of the return was generated in the first quarter as the company’s U.K. brands, Carling and Grolsch, performed well.

NCR reported strong results in its Teradata subsidiary that provides data warehousing and in its more traditional ATM business. Our appraisal of the company has grown at a high rate with the combination of successful cost cutting initiatives and rising revenues. The stock rose 13% in the second quarter and was up 28% year-to-date through June.

In the second quarter Hilton and Texas Industries were the other main contributors to results, erasing the negative return of each in the first quarter, and resulting in a positive impact to the Small-Cap Fund for the first half. At Hilton occupancy and room rates continued to rise as travel, particularly business travel, returned to vibrancy. Increased transportation costs helped Texas Industries’ cement business versus imports, but the main driver of the company’s strong results was higher pricing for the steel subsidiary.

Jacuzzi’s stock performance in the first six months was a mirror image of Hilton and Texas Industries. The company posted a solid first quarter but fell 14% in the second. Jacuzzi’s overall affect on Small-Cap’s first half return was positive. In the last three months, although revenue grew nicely, the company took several one-time charges related to the restructuring efforts by the new COO, Don Devine. Going forward Jacuzzi should benefit from these changes through improved operations. Our appraisal was unaffected.

Early in the year Level 3 reduced expectations in its managed modem business because of the decline in AOL’s dial-up traffic. Price competition continued to neutralize rapidly growing Internet Protocol (IP) volume. In response to Level 3’s announcements in the first quarter, we reduced our appraisal to reflect lower cash flow in 2004, but our long-term assessment of the company and its prospects remained sanguine. We believe that expanding capacity utilization from both broadband customers and new services such as voice-over-IP will create firmer pricing in the next few years, and that Level 3 is strongly positioned to be a low cost beneficiary. The stock’s decline throughout the first half made Level 3 the Small-Cap Fund’s largest drag on performance. While the shares fell in both

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

quarters, our various bond holdings helped make up for some of the loss, and the combined position provided a positive return in the second quarter.

During the second quarter MONY’s management, using tens of millions of shareholders’ dollars to pay lawyers and proxy solicitors, won their vote to be acquired by AXA by a slim margin, with about 53% of the votes. Management’s heavy expenditures and a change in the record date carried the day, despite opposition from Institutional Shareholder Services and Glass Lewis and widespread outcry about the excessive management pay-out. This experience offers several lessons for our shareholders: 1) Southeastern will fight managements whom we deem to be destroying value or acting unethically (and Southeastern, not the Fund, paid for the MONY fight); 2) A research mistake in evaluating management on the front end may not result in a loss if we buy the undervalued security with enough margin of safety (we made money on the MONY investment.)

The price-to-value ratio of the Small-Cap Fund’s equities dropped from a near all-time high in the low 80%’s in January, to the high 70%’s at the outset of July. Sales of several fully priced holdings, primarily in the first quarter, helped generate the decline as did value growth at many of the companies that remained in the portfolio. Cash in the Fund rose from 15% to 25% over the six months. Several businesses with the qualitative characteristics we require have recently declined to approximately 60% of value. We are hopeful that prices will drop below our buy limits so that we may convert some our cash reserves into higher return opportunities.

Small-Cap Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended June 30, 2004

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

Year-to-Date	5.21%	7.93%	6.76%
One Year	25.89	13.27	33.37
Five Years	10.26	12.68	6.63
Ten Years	15.73	12.51	10.93

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 36.3% of Net Assets)

Level 3 Communications, Inc.

Common Stock (LVLT)	3.9%

Corporate Bonds	10.5%

Provides telecommunications and information services, including local, long distance, data transmission, and Internet services.

Shaw Communications Inc. (SJR)	5.9%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

Adolph Coors Company (RKY)	5.6%
Producer of Coors Light, Coors, and other U.S. beer brands, plus Carling, Grolsch, and others in the U.K.

Fairfax Financial Holdings Limited (FFH CN)	5.5%
Canadian based property/casualty insurer offering both primary insurance and reinsurance.

The Neiman Marcus Group, Inc. (NMG.B)	4.9%
High-end retailer with Bergdorf Goodman and Neiman Marcus Stores.

PORTFOLIO CHANGES

January 1, 2004 through June 30, 2004

New Holdings	Eliminations

Adolph Coors Company – Class B	Alleghany Corporation Brascan Corporation Hollinger International Inc. TimberWest Forest Corp.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS

at June 30, 2004 (Unaudited)

Shares			Value

Common Stock 63.7%
		Beverages 10.1%
1,942,000		Adolph Coors Company – Class B(b)	$140,484,280
5,262,900		PepsiAmericas, Inc.	111,783,996

			252,268,276

		Broadcasting and Cable 5.9%
8,716,700		Shaw Communications Inc. – Class B (Foreign)(c)	146,527,727
		Commercial Lighting 0.4%
154,624	*	Genlyte Group Incorporated	9,722,757
		Construction Materials 4.7%
2,881,000		Texas Industries, Inc(b)	118,610,770
		Data Processing 4.3%
2,145,900	*	NCR Corporation	106,415,181
		Financial Services 2.6%
2,089,600	*	The MONY Group Inc.	65,404,480
		Grocery – Retail 3.1%
3,394,100		Ruddick Corporation(b)	76,197,545
		Lodging 4.6%
6,133,653		Hilton Hotels Corporation	114,453,965
		Manufacturing 2.8%
8,840,000	*	Jacuzzi Brands, Inc.(b)	71,250,400
		Natural Resources 2.3%
1,489,700		Deltic Timber Corporation(b)	57,204,480
		Property & Casualty Insurance 5.5%
799,900		Fairfax Financial Holdings Limited (Foreign)(c)	135,895,899
		Real Estate 4.3%
2,042,975		Forest City Enterprises, Inc. – Class A	108,277,675
		Restaurants 4.3%
2,978,100		IHOP Corp.(b)	106,496,856
		Retail 4.9%
2,332,500		The Neiman Marcus Group, Inc. – Class B	121,033,425
		Telecommunications 3.9%
27,197,271	*	Level 3 Communications, Inc.	96,550,312

		Total Common Stocks (Cost $1,067,625,991)	1,586,309,748

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2004 (Unaudited)

Principal
Amount

Corporate Bonds 10.5%
	Telecommunications 10.5%
7,600,000	Level 3 Communications, Inc., 11% Senior Notes due 3-15-08	$6,403,000
224,700,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	179,198,250
105,964,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	69,273,965
10,800,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 3-15-10	6,790,500

	Total Corporate Bonds (Cost $219,044,157)	261,665,715

Short-Term Obligations 25.3%
21,122,000	Repurchase Agreement with State Street Bank, 0.40% due 7-1-04, Repurchase Price $21,122,235 (Collateralized by U.S. government agency securities)	21,122,000
610,000,000	U.S. Treasury Bill, 0.94% – 1.31% due 7-8-04 to 9-23-04	608,875,606

Total Short-Term Obligations	629,997,606

Total Investments (Cost $1,916,667,754)(a)	99.5%	2,477,973,069
Other Assets and Liabilities, Net	0.5	12,525,170

Net Assets	100.0%	$2,490,498,239

Net asset value per share	$30.31

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $590,006,435 and $(28,701,120), respectively.
(b)	Affiliated company. See Note 7.
(c)	All or a portion designated as collateral for forward currency contracts. See Note 10.

Note:	Companies designated as “Foreign” represent 11% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain (Loss)

155,000,000	Canadian Dollar 9-15-04	$115,476,624	$285,727
15,000,000	Canadian Dollar 12-22-04	11,166,299	(54,777)

		$126,642,923	$230,950

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2004 (Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Assets:
Investments:
Affiliated securities, at market value (cost $811,673,983, $182,998,228 and $438,451,320, respectively) (Note 2 and 7)	$1,204,521,464	$241,196,673	$570,244,331
Other securities, at market value (cost $5,995,068,469, $1,666,622,870 and $1,478,216,434, respectively) (Note 2)	7,587,486,141	2,158,608,195	1,907,728,738

Total Investments	8,792,007,605	2,399,804,868	2,477,973,069
Cash	782	857	478
Receivable for:
Fund shares sold	15,179,035	5,838,745	823,592
Dividends and interest	7,376,514	4,429,070	6,720,313
Securities sold	63,497,735	–	7,034,207
Forward currency contracts (Note 2)	–	–	230,950
Foreign tax reclaims	–	145,572	–
Prepaid assets	147,070	30,267	52,593

Total Assets	8,878,208,741	2,410,249,379	2,492,835,202

Liabilities:
Payable for:
Securities purchased	348,827,743	–	–
Forward currency contracts (Note 2)	1,781,068	3,161,579	–
Fund shares redeemed	2,678,594	339,511	430,751
Investment counsel fee (Note 3)	5,222,975	2,872,315	1,598,861
Administration fee (Note 4)	685,468	191,488	202,252
Other accrued expenses	446,888	221,353	105,099

Total Liabilities	359,642,736	6,786,246	2,336,963

	$8,518,566,005	$2,403,463,133	$2,490,498,239

Net Assets:
Net assets consist of:
Paid-in capital	$6,372,317,461	$1,970,333,011	$1,707,877,043
Undistributed net investment income (loss)	27,693,719	(4,623,325)	13,317,707
Accumulated net realized gain (loss) on investments and foreign currency	135,189,510	(109,174,103)	207,767,224
Unrealized gain on investments and foreign currency	1,983,365,315	546,927,550	561,536,265

Net Assets	$8,518,566,005	$2,403,463,133	$2,490,498,239

Net asset value per share	$30.90	$15.00	$30.31

Fund shares issued and outstanding	275,642,973	160,201,246	82,178,299

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF OPERATIONS
for the six months ended June 30, 2004 (Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $1,218,976, $1,200,352 and $265,159, respectively)	$27,542,241	$10,599,117	$3,541,513
Dividends from affiliates (net of foreign tax withheld of $307,235, $38,550, and $0, respectively) (Note 7)	10,277,610	512,166	3,582,452
Interest	7,609,094	2,626,370	16,887,022

Total income	45,428,945	13,737,653	24,010,987

Expenses:
Investment counsel fee (Note 3)	30,845,226	16,482,746	9,522,316
Administration fee (Note 4)	4,046,395	1,098,850	1,203,340
Transfer agent fees and expenses	909,945	264,355	249,585
Prospectus and shareholder reports	250,152	88,243	68,541
Custodian fees and expenses	267,783	161,230	15,668
Trustees’ fees and expenses	117,290	60,884	60,884
Registration fees	164,871	79,724	17,651
Professional fees	61,144	44,284	36,851
Other	86,980	33,369	34,747

Total expenses	36,749,786	18,313,685	11,209,583

Net investment income(loss)	8,679,159	(4,576,032)	12,801,404

Realized and unrealized gain(loss):
Net realized gain(loss):
Non-affiliated securities	198,021,077	74,628,910	190,338,702
Affiliated securities (Note 7)	17,627,664	–	32,229,897
Forward currency contracts	(485,963)	(13,494,870)	1,553,186
Foreign currency transactions	(75,244)	(47,293)	14,917

Net gain	215,087,534	61,086,747	224,136,702

Change in unrealized appreciation (depreciation):
Securities	2,189,914	44,565,161	(116,987,200)
Other assets, liabilities and forwards	18,018,866	33,508,995	3,310,163

Change in net unrealized appreciation (depreciation)	20,208,780	78,074,156	(113,677,037)

Net realized and unrealized gain	235,296,314	139,160,903	110,459,665

Net increase in net assets resulting from operations	$243,975,473	$134,584,871	$123,261,069

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund

	Six months ended	Year ended
	June 30, 2004	December 31,
	(Unaudited)	2003

Operations:
Net investment income (loss)	$8,679,159	$18,984,819
Net realized gain (loss) from investments and foreign currency transactions	215,087,534	(27,683,469)
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	20,208,780	1,840,483,946

Net increase in net assets resulting from operations	243,975,473	1,831,785,296

Distributions to shareholders:
From net investment income	–	–
From net realized gain on investments	–	–
From return of capital	–	–

Net decrease in net assets resulting from distributions	–	–

Capital share transactions (Note 6):
Net proceeds from sale of shares	1,134,935,977	1,609,944,990
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	–
Cost of shares redeemed	(529,312,951)	(560,424,437)

Net increase in net assets from fund share transactions	605,623,026	1,049,520,553

Total increase in net assets	849,598,499	2,881,305,849
Net assets:
Beginning of period	7,668,967,506	4,787,661,657

End of period	$8,518,566,005	$7,668,967,506

Undistributed net investment income (loss) included in net assets at end of period	$27,693,719	$19,089,804

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

International Fund		Small-Cap Fund

Six months ended	Year ended	Six months ended	Year ended
June 30, 2004	December 31,	June 30, 2004	December 31,
(Unaudited)	2003	(Unaudited)	2003

$(4,576,032)	$(9,415,571)	$12,801,404	$35,699,624

61,086,747	(163,196,584)	224,136,702	8,976,839

78,074,156	680,067,986	(113,677,037)	666,649,345

134,584,871	507,455,831	123,261,069	711,325,808

–	–	–	(35,283,300)
–	–	–	–
–	–	–	–

–	–	–	(35,283,300)

457,922,732	703,323,951	152,484,686	287,797,075

–	–	–	30,672,961
(112,625,459)	(373,913,139)	(150,332,870)	(306,621,285)

345,297,273	329,410,812	2,151,816	11,848,751

479,882,144	836,866,643	125,412,885	687,891,259

1,923,580,989	1,086,714,346	2,365,085,354	1,677,194,095

$2,403,463,133	$1,923,580,989	$2,490,498,239	$2,365,085,354

$(4,623,325)	$ –	$13,317,707	$499,040

See Notes to Financial Statements.

Longleaf Partners Funds

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

The Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.

The Funds determine NAVs once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. We usually price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we may price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.

Accounting for Investments

For financial reporting purposes, Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds generally use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Each Fund may seek to hedge foreign currency exposure to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses)

exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.

The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.50%
In excess of $2.5 billion	1.25%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$214,203,638	$595,556,492
International Fund	172,346,195	217,106,306
Small-Cap Fund	269,209,482	548,898,063

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Six months ended June 30, 2004
	(Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	37,373,858	31,571,373	5,201,489
Shares redeemed	(17,544,183)	(7,721,289)	(5,128,242)

	19,829,675	23,850,084	73,247

	Year ended December 31, 2003

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	62,540,215	60,958,444	11,928,858
Reinvestment of shareholder distributions	–	–	1,064,294
Shares redeemed	(22,037,100)	(33,630,696)	(13,394,759)

	40,503,115	27,327,748	(401,607)

Note 7. Affiliated Companies

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. At June 30, 2004, each Fund held at least five percent of the outstanding voting stock of the following companies:

Voting
Stock

Partners Fund
Level 3 Communications, Inc.	11.9%
The NipponKoa Insurance Company, Ltd.	7.4
Pioneer Natural Resources Company	7.2
Trizec Properties, Inc.	8.8
International Fund
BIL International Limited	9.3
Ezaki Glico Co., Ltd.	6.8
Gendis Inc. (Note 8)	21.9
Nippon Broadcasting System, Inc.	6.6
Small-Cap Fund
Adolph Coors Company – Class B	5.4
Deltic Timber Corporation	12.3
IHOP Corp.	13.9
Jacuzzi Brands, Inc.	11.7
Ruddick Corporation	7.3
Texas Industries, Inc.	13.6

Note 8. Illiquid Security

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 21.9% of the total outstanding shares of the company. Due to the limited trading volume and the Fund’s large ownership stake, a portion of this position may be illiquid. Gendis represents 0.2% of the International Fund’s net assets at June 30, 2004.

Note 9. Related Ownership

At June 30, 2004, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

International Fund	9,907,364	6.2%
Small-Cap Fund	5,123,061	6.2

Note 10. Collateral

Securities with the following aggregate value were segregated to collateralize forward currency contracts at June 30, 2004:

Partners Fund	$847,057,765
International Fund	1,042,854,340
Small-Cap Fund	231,473,282

Note 11. Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI), which is available without charge, upon request, by calling 1-800-445-9469, Option 1, on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains

Partners Fund
Six months ended June 30, 2004 (Unaudited)	$29.98	$.03	$.89	$.92	$–	$–
Year ended December 31,
2003	22.24	.08	7.66	7.74	–	–
2002	24.51	.04	(2.08)	(2.04)	(.04)	(.14)
2001	22.71	.20	2.13	2.33	(.20)	(.33)
2000	20.49	.15	3.94	4.09	(.15)	(1.72)
1999	24.39	.28	.34	.62	(.29)	(4.23)
International Fund
Six months ended June 30, 2004 (Unaudited)	14.11	(.03)	.92	.89	–	–
Year ended December 31,
2003	9.97	(.07)	4.21	4.14	–	–
2002	12.34	(.06)	(1.99)	(2.05)	–	(.32)
2001	12.06	.13	1.13	1.26	(.13)	(.85)
2000	12.02	.35	2.70	3.05	(.38)	(2.63)
1999	9.97	.06	2.38	2.44	(.06)	(.33)
Small-Cap Fund
Six months ended June 30, 2004 (Unaudited)	28.81	.16	1.34	1.50	–	–
Year ended December 31,
2003	20.33	.45	8.47	8.92	(.44)	–
2002	21.68	.52	(1.32)	(0.80)	(.53)	(.02)
2001	22.62	.24	.90	1.14	(.24)	(1.84)
2000	20.20	.05	2.53	2.58	(.05)	(.11)
1999	21.95	.08	.79	.87	(.08)	(2.54)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

(b)	Expenses presented net of fee waiver. The expense ratio before the waiver was 1.76% in 1999. In 2002, 2001 and 2000, the expense ratio for expenses subject to the waiver was 1.69%, 1.73% and 1.74%, respectively (Notes 2 and 3).

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

					Ratio of	Ratio of
		Net			Expenses	Net
		Asset		Net Assets	to	Income
Return	Total	Value		End of	Average	(Loss) to	Portfolio
of	Distri-	End of	Total	Period	Net	Average	Turnover
Capital	butions	Period	Return(a)	(thousands)	Assets	Net Assets	Rate

$–	$–	$30.90	3.07%	$8,518,566	.90%	.11%	3.38%

–	–	29.98	34.80	7,668,968	.91	.32	7.37
(.05)	(.23)	22.24	(8.34)	4,787,662	.91	.17	19.57
–	(.53)	24.51	10.34	4,509,042	.94	.89	18.43
–	(1.87)	22.71	20.60	3,751,993	.93	.75	20.48
–	(4.52)	20.49	2.18	3,622,109	.92	1.16	50.39

–	–	15.00	6.31	2,403,463	1.66	(.21)	10.66

–	–	14.11	41.52	1,923,581	1.68	(.68)	10.18
–	(.32)	9.97	(16.51)	1,086,714	1.80 (b)	(.68)	15.86
–	(.98)	12.34	10.47	834,010	1.82 (b)	1.17	32.44
–	(3.01)	12.06	25.93	404,505	1.79 (b)	3.36	69.40
–	(.39)	12.02	24.37	293,613	1.75 (b)	.60	50.32

–	–	30.31	5.21	2,490,498	.93	.53	14.54

–	(.44)	28.81	43.85	2,365,085	.95	1.89	4.44
–	(.55)	20.33	(3.74)	1,677,194	.95	2.43	16.91
–	(2.08)	21.68	5.45	1,634,115	.96	1.14	40.39
–	(.16)	22.62	12.80	1,476,973	.98	.24	21.94
–	(2.62)	20.20	4.05	1,429,673	.97	.38	47.48

(Intentionally Left Blank)

SERVICE DIRECTORY

Contact us at www.longleafpartners.com or

(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By regular mail:

Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By express mail or overnight courier:
Longleaf Partners Funds
c/o PFPC
101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS	(800) 761-2509
Please contact Gary Wilson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent
Abbreviation	Symbol	Cusip	Fund Number

Partners	LLPFX	543069108	133
Intl	LLINX	543069405	136
Sm-Cap	LLSCX	543069207	134

Longleaf Partners Funds SM

c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com

Item 2.     Code of Ethics.

Not applicable.

Item 3.     Audit Committee Financial Expert.

Not applicable.

Item 4.     Principal Accountant Fees and Services.

Not applicable.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments

Not applicable.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.     Submission of Matters to a Vote of Security Holders

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 10.     Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act to 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the registrant’s last fiscal half year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.     Exhibits.

Exhibit 99. CERT Certification Required by Item 11(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date	July 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	July 29, 2004

By	/s/ Julie M. Douglas

Julie M. Douglas
Vice President & CFO – Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	July 29, 2004

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.